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                                                                      EXHIBIT 24
                               POWER OF ATTORNEY
                   FORM 10-K FOR YEAR ENDED JANUARY 31, 1994

    The undersigned directors and officers of NATIONAL COMPUTER SYSTEMS, INC. hereby constitute and appoint J. W. Fenton, Jr., their true and lawful attorney-in-fact and agent, for each of them and in their name, place and stead, in any and all capacities (including without limitation, as Director and/or principal Executive Officer, principal Financial Officer, principal Accounting Officer or any other officer of the Company), to sign its Annual Report on Form 10-K for the year ended January 31, 1994, which is to be filed with the Securities and Exchange Commission, with all exhibits thereto, and any and all documents in connection therewith, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done, and hereby ratifying and confirming all that said attorney-in-fact and agent may do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned have hereunto set their hands this 7th day of March, 1994.

                              /s/ CHARLES W. OSWALD
                      --------------------------------------------
                               Charles W. Oswald

                              /s/ DAVID C. MALMBERG
                      --------------------------------------------
                               David C. Malmberg

                              /s/ DAVID P. CAMPBELL
                      --------------------------------------------
                               David P. Campbell

                             /s/ WILLIAM W. CHORSKE
                      --------------------------------------------
                               William W. Chorske

                                /s/ DAVID C. COX
                      --------------------------------------------
                                  David C. Cox

                             /s/ ROBERT F. ZICARELLI
                      --------------------------------------------
                              Robert F. Zicarelli

                               /s/ NORMAN A. COCKE
                      --------------------------------------------
                                Norman A. Cocke

                              /s/ JEAN B. KEFFELER
                       --------------------------------------------
                                Jean B. Keffeler

                              /s/ STEPHEN G. SHANK
                       --------------------------------------------
                                Stephen G. Shank

                               /s/ JOHN E. STEURI
                       --------------------------------------------
                                 John E. Steuri

                             /s/ JEFFREY E. STIEFLER
                       --------------------------------------------
                              Jeffrey E. Stiefler

                               /s/ JOHN W. VESSEY
                       --------------------------------------------
                                 John W. Vessey

                              /s/ JEFFREY W. TAYLOR
                       --------------------------------------------
                               Jeffrey W. Taylor

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